Aberdeen Investment Funds

(the “Trust”)

Aberdeen International Sustainable Leaders Fund

(the “Fund”)

Supplement dated January 29, 2021 to the Fund’s Summary Prospectus,

Statutory Prospectus (“Prospectus”), and Statement of Additional Information (“SAI”),

each dated December 1, 2020, as supplemented to date

Effective immediately, all references to Jamie Cumming in the Prospectus and SAI are deleted.

Please retain this Supplement for future reference.